                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, John C. Anderson, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2001.


                                       /s/ John C. Anderson
                                       -----------------------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, James M. Gerlach, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2001.


                                       /s/ James M. Gerlach
                                       -----------------------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Hilton, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2001.


                                       /s/ Robert L. Hilton
                                       -----------------------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, John M. Matovina, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2001.


                                       /s/ John M. Matovina
                                       -----------------------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Ben T. Morris, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November, 2001.


                                       /s/ Ben T. Morris
                                       -----------------------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, David S. Mulcahy, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November, 2001.


                                       /s/ David S. Mulcahy
                                       -----------------------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, A. J. Strickland, III, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November, 2001.


                                       /s/ A. J. Strickland, III
                                       ---------------------------

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Harley A. Whitefield, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed registration of the Trust Preferred Securities of American Equity Capital Trust III and the Company's Junior Subordinated Debentures and Guarantee related thereto.

     I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2001.


                                       /s/ Harley A. Whitefield
                                       ---------------------------